As filed with the Securities and Exchange Commission on May 15, 2018
___________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2018

OPPENHEIMER HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 1-12043

Delaware 98-0080034
(State of incorporation) (IRS Employer Identification Number)

85 Broad Street, 22nd Floor New York, NY 10004
(Address of Principal Executive Offices) (Zip Code)

(212) 668-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

(a) On May 14, 2018, Oppenheimer Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) in New York City.

(b) At the Annual Meeting, the holders of 98,408 shares of the Company’s Class B voting common stock (“Class B Voting Stock”) elected the eight (8) nominees for director named below as directors to serve until their successors are elected and qualified. The votes for such persons were as follows:

Name	For	Withheld	Broker Non-Votes
E. Behrens	96,894	0	1,514
T.M. Dwyer	96,894	0	1,514
W. Ehrhardt	96,894	0	1,514
P.M. Friedman	96,894	0	1,514
T.A. Glasser	96,894	0	1,514
A.G. Lowenthal	96,894	0	1,514
R.S. Lowenthal	96,894	0	1,514
A.W. Oughtred	96,894	0	1,514

In addition, at the Annual Meeting, the holders of the Company’s Class B Voting Stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year and authorized the Audit Committee to fix such auditor’s remuneration with 98,408 votes for such proposal, 0 votes against, and 0 abstentions as to such proposal.

(c) Not applicable.

(d) Not currently applicable.

SECTION 7 - REGULATION FD

ITEM 7.01. Regulation FD Disclosure.

On May 14, 2018, representatives of the Company made a presentation to attendees at the Annual Meeting regarding the Company using the slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Slides is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 to Current Report on Form 8-K, the information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Financial Statements and Exhibits.

(d) The following Exhibit is submitted herewith.

Exhibit No.	Description
99.1	Investor Presentation dated May 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: May 15, 2018 By: /s/ Jeffrey J. Alfano --------------------------------- Jeffrey J. Alfano Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation dated May 14, 2018

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